Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Third Amendment to Product Agreement

between Patheon Pharmaceuticals Inc. and ACADIA Pharmaceuticals Inc.

This Third Amendment to Product Agreement (this “Amendment”), dated December 11, 2017 (the “Amendment Date”), is made by and between Patheon Pharmaceuticals Inc. (“Patheon”) and ACADIA Pharmaceuticals Inc. (“ACADIA”).

WHEREAS, Patheon and ACADIA have entered into that certain Master Manufacturing Services Agreement, dated August 3, 2015 (the “MSA”) and that certain Product Agreement under the MSA, dated August 3, 2015, as amended on April 25, 2016 and October 6, 2016 (the “Product Agreement”); and

WHEREAS, Patheon and ACADIA now wish to amend Schedules A, B, C, and D to the Product Agreement to add Nuplazid 10 mg tablets as a Product as set forth in this Amendment. All capitalized terms used but not defined in this Amendment will have the respective meanings set forth in the MSA or Product Agreement, as applicable.

NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.
Amendment to Schedules A, B, C, and D.

(a)
Schedule A is revised to add to the Product List an additional and separate Product as follows: “Pimavanserin Tablets 10mg Strength.” The language regarding Specifications shall remain as currently drafted, and is applicable to both Products.

(b)
Schedule B is revised to add information for Pimavanserin Tablets 10mg Strength as set forth in Exhibit 1.

(c)
Schedule C is revised to add information for Pimavanserin Tablets 10mg Strength as set forth in Exhibit 2.

(d)
Schedule D, Active Materials Credit Value, and Maximum Credit Value, Product, are revised to add “Pimavanserin Tablets 10mg Strength” in the Product column of each table.

(e)
For clarity, the term of the Product Agreement as set forth on the cover page of the Product Agreement shall remain unchanged.

2.
Side Letter Agreements. For clarity, the language in Section 2 of the Second Amendment to the Product Agreement, dated April 25, 2016, regarding side letter agreements to document future changes to stability testing and annual adjustments to pricing pursuant to Section 4.2 of the MSA, shall continue to apply to both Products covered by the Product Agreement.

3.
No Other Modifications. Except as specifically modified by this Amendment, the terms and conditions of the Product Agreement including, without limitation, all other terms and conditions included in each of the amended Schedules, and the MSA, remain unchanged.

[signature page to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives, effective as of the Amendment Date.

Patheon Pharmaceuticals Inc. ACADIA Pharmaceuticals Inc.

By: /s/ Amanda Bosse By: /s/ James Nash

Name: Amanda Bosse Name: James Nash

Title: VP and GM Cincinnati Regional Ops Title: SVP, Technology Development &

Operations

Exhibit 1

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME AND PRICE

(Pimavanserin Tablets 10mg Strength)

Annual Volume Forecast

[…***…]

Pricing Tables

Pricing includes the cost of labor, overhead, raw materials, packaging components and QC testing and such additional items noted as being included in the price as described below. For clarity, both commercial and validation batches of Pimavanserin Tablets 10mg Strength are subject to this Product Agreement as described below.

[…***…]

Costs Included in Unit Price

[…***…]

Costs Not Included in Unit Price

[…***…]

Key Technical Assumptions

The following technical parameters apply to the production of Pimavanserin Tablets 10mg Strength and the materials used therein. […***…]

Manufacturing Assumptions

[…***…]

Packaging Assumptions

•
Packaging Components:

[…***…]

Testing Assumptions

[…***…]

Supply Chain Assumptions

[…***…]

For clarity, the foregoing shall not amend the Pricing provisions of the MSA that are applicable to all Products and Product Agreements as set forth in the MSA.

Exhibit 2

SCHEDULE C

ANNUAL STABLITY TESTING

(Pimavanserin Tablets 10mg Strength)

ACTIVITY PRICE

[…***…]